Securities and Exchange Commission

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 29, 2002

                           Lakeland Industries, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-15535                   13-3115216
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(State or other jurisdiction         (Commission              (IRS Employer of
 incorporation)                       File Number)           Identification No.)

                711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code (631) 981-9700

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         (Former name or former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant.

          Items 304(a) (l) (i) and (iii) and Item 304(a) (2) Decision to change Accountants

          On October 29, 2002, the Registrant's Board of Directors engaged PricewaterhouseCoopers, LLP as its independent accountants for its fiscal year ending January 31, 2003. During the two most recent fiscal years and the subsequent interim periods through October 15, 2002, the Registrant has not consulted with PricewaterhouseCoopers, LLP regarding any matters referenced under items 304(a)(2) of Regulation S-K.

          Item 304(a)(1)(iii)

          The decision to change accountants was recommended and approved by the Registrant's Audit Committee.


                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LAKELAND INDUSTRIES, INC.
                                                     (Registrant)


      Date: October  31  , 2002             By: /s/ Raymond J. Smith
                                                -------------------------------
                                                     Raymond J. Smith
                                                     President and
                                                     Chairman of the Board


      Date: October  31  , 2002             By: /s/ Christopher J. Ryan
                                                -------------------------------
                                                     Christopher J. Ryan
                                                     Executive Vice President -
                                                     General Counsel and
                                                     Secretary